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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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date of Report (Date of earliest event reported)           November 4, 2004

                                THE ROUSE COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

          001-11543                                          52-0735512
       (Commission File Number)                          (I.R.S. Employer
                                                       Identification Number)

     10275 LITTLE PATUXENT PARKWAY                              21044-3456
         Columbia, Maryland                                     (Zip Code)
  (Address of Principal Executive Offices)

                                 (410) 992-6000
                         Registrant's telephone number,
                               including area code

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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


ITEM 8.01.   OTHER EVENTS.

On November 4, 2004, a Maryland court denied the plaintiff's motion in a shareholder lawsuit against Rouse seeking a preliminary injunction enjoining Rouse from holding the special meeting of shareholders scheduled for Tuesday, November 9, 2004. This lawsuit, David Jasinover v. The Rouse Company, et al. (Case No. 13C0459594), was previously described in Rouse's definitive proxy statement dated October 8, 2004 and in The Rouse Company's Form 8-K filed with the Securities and Exchange Commission on October 19, 2004. A copy of the Court's Memorandum and Order is attached hereto as
Exhibit 99.1.

On November 4, 2004, Rouse issued a press release announcing the Court's November 4, 2004 decision denying the preliminary injunction. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

                Exhibit          Description
                -------          -----------

                  99.1           Memorandum and Order, dated November 4,
                                 2004

                  99.2           Press Release   re:   The   Rouse   Company
                                 Announces Denial of Motion for Preliminary
                                 Injunction in Shareholder  Lawsuit,  dated
                                 November 4, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Dated: November 4, 2004


                                        THE ROUSE COMPANY


                                        By:  /s/  Gordon H. Glenn
                                             -------------------------------
                                             Name: Gordon H. Glenn
                                             Title: Senior Vice President,
                                                    General Counsel



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                               EXHIBIT INDEX


           Exhibit          Description
           -------          -----------

             99.1           Memorandum and Order, dated November 4, 2004

             99.2 Press Release re: The Rouse Company Announces Denial of Motion for Preliminary Injunction in Shareholder Lawsuit, dated November 4, 2004